                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 5, 1998



                               NORAM ENERGY CORP.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-13265               76-0511406
(State or other jurisdiction   (Commission File Number)  (IRS Employer
   of incorporation)                                        Identification No.)



        1111 LOUISIANA
        HOUSTON, TEXAS                                           77002
 (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (713) 207-3000
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ITEM 5.   OTHER EVENTS.

          On February 5, 1998, NorAm Energy Corp. (the "Company") entered into an Underwriting Agreement, in the form of Exhibit 1 hereto, with the Underwriters named therein with respect to the issue and sale by the Company of $300,000,000 aggregate principal amount of its 6 1/2% Debentures due February 1, 2008 (the "Debentures"). The Debentures were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement (Registration Statement No. 333-41017) of the Company. The Debentures will be issued under an Indenture, dated as of February 1, 1998, between the Company and Chase Bank of Texas, National Association (formerly known as Texas Commerce Bank National Association), as Trustee, in the form of Exhibit 4.1 hereto, as supplemented by Supplemental Indenture No. 1, dated as of February 1, 1998, in the form of Exhibit 4.2 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

          The following exhibits are filed herewith:

          1 Underwriting Agreement, dated as of February 5, 1998, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc, Credit Suisse First Boston Corporation and NationsBanc Montgomery Securities LLC.

          4.1 Indenture, dated as of February 1, 1998, between the Company and Chase Bank of Texas, National Association, as Trustee.

          4.2 Supplemental Indenture No. 1, dated as of February 1, 1998, providing for the issuance of the Company's 6 1/2% Debentures due February 1, 2008.

          4.3  Form of 6 1/2% Debenture due February 1, 2008 (included in
               Exhibit 4.2 above).

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORAM ENERGY CORP.



Date: February 9, 1998                 By: /s/ Mary P. Ricciardello
                                           -----------------------------
                                           Mary P. Ricciardello
                                           Vice President and Comptroller


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